UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 7, 2007 (August 3, 2007)
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.
Appointment of James Hardee as Senior Vice President, Sales and Field Service.
     On August 3, 2007, Gevity HR, Inc. (the “Company”) and James Hardee entered into an Offer Letter Agreement (a copy of which is filed as Exhibit 10.1 hereto) containing the general terms of employment of Mr. Hardee by the Company as its Senior Vice President, Sales and Field Service. The appointment of Mr. Hardee to the position of Senior Vice President, Sales and Field Service was approved by the Company’s Board of Directors (the “Board”) and the terms of his employment in such position were approved by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”).
     Following is a description of the material terms of his employment:
     Mr. Hardee will assume his position as Senior Vice President, Sales and Field Service and will begin his employment with the Company on or about August 15, 2007.
     As Senior Vice President, Sales and Field Service, Mr. Hardee will report directly to the Chief Executive Officer of the Company and will oversee the Company’s sales and field service organization and will be responsible for the Company’s growth, expansion and client retention plans and strategies.
     Mr. Hardee will be paid an annual base salary of $385,000. Commencing January 1, 2008, he will be eligible to receive an annual bonus under the Company’s short-term incentive program for executives. The amount of the bonus (which is expected to be paid in cash, but which may be paid through awards of equity such as stock options, restricted stock or other equity incentives, or a combination of such incentives and cash) will be equal to 80% of Mr. Hardee’s base salary actually paid to him during a calendar year (for performance at target level), 50% of target at threshold and 150% of target at superior. For the remainder of 2007, this same program will apply to Mr. Hardee on a pro-rated basis. The actual amount of the awards will be determined by the Compensation Committee based upon his performance.
     In addition, commencing January 1, 2008, Mr. Hardee will participate in the Company’s long-term incentive plan for executives pursuant to the Company’s 2005 Equity Incentive Plan that will provide him with an opportunity to receive equity incentive awards, which are expected to be in the form of options to purchase common stock of the Company (or such other award type as determined by the Board or a duly authorized Committee thereof) with a target value equal to 150% of Mr. Hardee’s base salary (for performance at target levels), 75% of target at threshold and 150% of target at superior, with such options valued for this purpose by the Black-Scholes valuation method or by any subsequently adopted valuation method. The exercise price of such options will be the fair market value of the Company’s common stock on the date of grant, which will be the date on which the Compensation Committee determines the number of shares underlying such options, based upon his performance, and grants the options.
     As an inducement to commence employment with the Company, Mr. Hardee will receive an award of nonqualified options to purchase 45,000 shares of common stock of the Company having a 10-year term and a four year vesting schedule pursuant to which 25% of such options will vest on each anniversary date of the grant at an exercise price equal to the closing price of such common stock on Mr. Hardee’s first day of active employment. In addition, as a further inducement to commence employment with the Company, Mr. Hardee will be awarded 12,500 shares of restricted common stock of the Company on his first day of active employment, having a four year vesting schedule pursuant to which 25% of such shares vest on each anniversary of the date of the award, provided that he is still then employed by the Company.
     Options to purchase common stock of the Company and the shares of restricted stock to be awarded to Mr. Hardee will be granted or awarded, as the case may be, under and subject to the terms of the Company’s 2005 Equity Incentive Plan.
     In order to assist Mr. Hardee with his relocation to the Bradenton/Sarasota area, and in lieu of any other assistance available under the Company’s Relocation Policy, he will be eligible for relocation assistance in the amount of $250,000. Any amount paid to him will be subject to gross-up for tax purposes.
     On August 3, 2007, Mr. Hardee also entered into a Change in Control Severance Agreement in the form customarily used by the Company for other senior executives of the Company (a copy of which is filed as Exhibit 10.2 hereto). The agreement provides for certain payments in the event Mr. Hardee is employed by the Company at the time of a “change of control” (as defined in such agreement) and his employment is terminated within two years after the change of control for a reason other than for “cause” (as defined in such agreement) or by him for “good reason” (as defined in such agreement). In such event, the agreement will provide for a payment of a lump sum payment equal to the sum of two times the amount of his highest annual rate of base salary during the one year period prior to his termination plus two times his target annual incentive bonus for the year in which the termination occurs plus a lump sum payment equal to his average annual incentive bonus earned in the three years prior to the termination or his target annual incentive bonus for the year in which the termination occurs, whichever is greater, multiplied by the fraction of the fiscal year remaining after the termination, but reduced by any annual incentive bonus amounts paid to him during the fiscal year in which the termination occurs. In most instances of a change in control, the options to purchase common stock of the Company and the shares of restricted common stock held by him at the time of the change of control would fully vest at that time.
     Further, irrespective of whether a change of control has occurred under the Change in Control Severance Agreement, if Mr. Hardee’s employment is terminated by the Company for any reason other than for cause (as defined in his Change in Control

Severance Agreement) or by him for “good reason” (as defined in his Change in Control Severance Agreement), and provided he executes a full and complete general release of all employment-related claims, if any, against the Company, the Company will pay him an amount equal to his annual base salary then in effect ratably over the one year following his termination of employment, but in no event shall such payments continue beyond March 15 of the year following the year in which the termination takes place. In such event, Mr. Hardee may continue to participate in the Company’s health and dental plans for such one-year period.
     On August 3, 2007, Mr. Hardee also entered into an indemnification agreement with the Company in customary form for senior executives of the Company and is required to enter into a customary form of nonsolicitation, noncompete and confidentiality agreement which generally limits his solicitation of Company clients, use of Company confidential information and his employment by a competitor of the Company for a period of one year after his employment with the Company terminates.
     See Item 5.02 of this Current Report on Form 8-K for further information concerning Mr. Hardee. The foregoing descriptions of the Offer Letter Agreement and the Change in Control Severance Agreement do not purport to be complete and are qualified in their entirety by reference to the Offer Letter Agreement and the Change in Control Severance Agreement which are filed as Exhibits 10.1 and 10.2 to this Form 8-K, respectively, and incorporated herein by reference.
Appointment of Garry Welsh as Senior Vice President of Finance and Chief Financial Officer
     On August 3, 2007, the Company and Garry Welsh, who has been serving as Chief Financial Officer on an interim basis since May 1, 2007 entered into an Offer Letter Agreement (a copy of which is filed as Exhibit 10.3 hereto) containing the general terms of employment of Mr. Welsh by the Company as its Senior Vice President of Finance and Chief Financial Officer. The appointment of Mr. Welsh to the position of Senior Vice President of Finance and Chief Financial Officer was approved by the Company’s Board of Directors and the terms of his employment in such position were approved by the Compensation Committee.
     Following is a description of the material terms of his employment:
     Mr. Welsh assumed his new position as Senior Vice President of Finance and Chief Financial Officer and began his employment with the Company on August 6, 2007.
     As Senior Vice President of Finance and Chief Financial Officer, Mr. Welsh will report directly to the Chief Executive Officer of the Company and will oversee the Company’s finance, health, retirement and welfare benefits areas, serving as the Company’s principal financial officer.

     Mr. Welsh will be paid an annual base salary of $450,000. Commencing January 1, 2008, he will be eligible to receive an annual bonus under the Company’s short-term incentive program for executives. The amount of the bonus (which is expected to be paid in cash, but which may be paid through awards of equity such as stock options, restricted stock or other equity incentives, or a combination of such incentives and cash) will be equal to 66.7% of Mr. Welsh’s base salary actually paid to him during a calendar year (for performance at target level), 50% of target at threshold and 150% of target at superior. For his 2007 performance, he will be eligible to receive a cash bonus in the amount of $42,000 at target, subject to adjustment, up or down. The actual amount of the awards will be determined by the Compensation Committee based upon his performance.
     In addition, commencing January 1, 2008, Mr. Welsh will participate in the Company’s long-term incentive plan for executives pursuant to the Company’s 2005 Equity Incentive Plan that will provide him with an opportunity to receive equity incentive awards, which are expected to be in the form of options to purchase common stock of the Company (or such other award type as determined by the Board or a duly authorized Committee thereof) with a target value equal to 100% of Mr. Welsh’s base salary (for performance at target levels), 75% of target at threshold and 150% of target at superior, with such options valued for this purpose by the Black-Scholes valuation method or by any subsequently adopted valuation method . The exercise price of such options will be the fair market value of the Company’s common stock on the date of grant, which will be the date on which the Compensation Committee determines the number of shares underlying such options, based upon his performance, and grants the options.
     As an inducement to commence employment with the Company, Mr. Welsh will receive an award of nonqualified options to purchase 60,000 shares of common stock of the Company having a 10-year term and a four year vesting schedule pursuant to which 25% of such options will vest on each anniversary date of the grant at an exercise price equal to the closing price of such common stock on Mr. Welsh’s first day of active employment. In addition, as a further inducement to commence employment with the Company, Mr. Welsh will be awarded 15,000 shares of restricted common stock of the Company on his first day of active employment, having a four year vesting schedule pursuant to which 25% of such shares vest on each anniversary of the date of the award, provided that he is still then employed by the Company.
     Options to purchase common stock of the Company and the shares of restricted stock to be awarded to Mr. Welsh will be granted or awarded, as the case may be, under and subject to the terms of the Company’s 2005 Equity Incentive Plan.
     In order to assist Mr. Welsh with his relocation to the Bradenton/Sarasota area, and in lieu of any other assistance available under the Company’s Relocation Policy, he will be paid $250,000 on the first regular payroll date following his first date of employment with the Company, which will be subject to gross up for tax purposes.

     On August 3, 2007, Mr. Welsh also entered into a Change in Control Severance Agreement in the form customarily used by the Company for other senior executives of the Company (a copy of which is filed as Exhibit 10.4 hereto). The agreement provides for certain payments in the event Mr. Welsh is employed by the Company at the time of a “change of control” (as defined in such agreement) and his employment is terminated within two years after the change of control for a reason other than for “cause” (as defined in such agreement) or by him for “good reason” (as defined in such agreement). In such event, the agreement will provide for a payment of a lump sum payment equal to the sum of two times the amount of his highest annual rate of base salary during the one year period prior to his termination plus two times his target annual incentive bonus for the year in which the termination occurs plus a lump sum payment equal to his average annual incentive bonus earned in the three years prior to the termination or his target annual incentive bonus for the year in which the termination occurs, whichever is greater, multiplied by the fraction of the fiscal year remaining after the termination, but reduced by any annual incentive bonus amounts paid to him during the fiscal year in which the termination occurs. In most instances of a change in control, the options to purchase common stock of the Company and the shares of restricted common stock held by him at the time of the change of control would fully vest at that time.
     Further, irrespective of whether a change of control has occurred under the Change in Control Severance Agreement, if Mr. Welsh’s employment is terminated by the Company for any reason other than for cause (as defined in his Change in Control Severance Agreement) or by him for “good reason” (as defined in his Change in Control Severance Agreement), and provided he executes a full and complete general release of all employment-related claims, if any, against the Company, the Company will pay him an amount equal to his annual base salary then in effect ratably over the one year following his termination of employment, but in no event shall such payments continue beyond March 15 of the year following the year in which the termination takes place. In such event, Mr. Welsh may continue to participate in the Company’s health and dental plans for such one-year period.
     On August 3, 2007, Mr. Welsh also entered into an indemnification agreement with the Company in customary form for senior executives of the Company and is required to enter into a customary form of nonsolicitation, noncompete and confidentiality agreement which generally limits his solicitation of Company clients, use of Company confidential information and his employment by a competitor of the Company for a period of one year after his employment with the Company terminates.
     See Item 5.02 of this Current Report on Form 8-K for further information concerning Mr. Welsh. The foregoing descriptions of the Offer Letter Agreement and the Change in Control Severance Agreement do not purport to be complete and are qualified in their entirety by reference to the Offer Letter Agreement and the Change in Control Severance Agreement which are filed as Exhibits 10.3 and 10.4 to this Form 8-K, respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On August 3, 2007, Michael Collins, Chief Marketing Officer of the Company, resigned from his position effective August 15, 2007.
     (c) On August 3, 2007, the Company and James Hardee entered into an Offer Letter Agreement by which the Company agreed to employ Mr. Hardee, and he agreed to accept such employment, as the Company’s Senior Vice President, Sales and Field Service. Mr. Hardee will assume this position as Senior Vice President, Sales and Field Service and begin his employment with the Company on or about August 15, 2007.
     Prior to joining the Company, Mr. Hardee gained extensive experience in selling services to small and mid-size businesses in his career with IBM that spanned nearly three decades. At IBM, Mr. Hardee established world-class sales management best practices in the North American and European sales markets.
     Also, on August 3, 2007, the Company and Garry Welsh entered into an Offer Letter Agreement by which the Company agreed to employ Mr.Welsh, and he agreed to accept such employment, as the Company’s Senior Vice President of Finance and Chief Financial Officer. Mr. Welsh assumed this new position as Senior Vice President of Finance and Chief Financial Officer and began his employment with the Company on August 6, 2007. Mr. Welsh had been serving as Chief Financial Officer on an interim basis since May 1, 2007.
     Prior to jointing the Company, Mr. Welsh gained extensive financial management experience holding executive positions with Barclays Private and International Bank and Aviva, formerly Norwich Union.
     Reference is made to Item 1.01 of this Current Report on Form 8-K for a description of the material terms of Mr Hardee and Mr. Welsh’s respective Offer Letter Agreements with the Company.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

10.1	Offer Letter Agreement executed on August 3, 2007 between Gevity HR, Inc. and James Hardee.

10.2	Change in Control Severance Agreement executed on August 3, 2007 between Gevity HR, Inc. and James Hardee.

10.3	Offer Letter Agreement executed on August 3, 2007 between Gevity HR, Inc. and Garry Welsh.

10.4	Change in Control Severance Agreement executed on August 3, 2007 between Gevity HR, Inc. and Garry Welsh.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: August 7, 2007	By:	/s/ Edwin E. Hightower, Jr
		Name:	Edwin E. Hightower, Jr.
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Offer Letter Agreement executed on August 3, 2007 between Gevity HR, Inc. and James Hardee.

10.2	Change in Control Severance Agreement executed on August 3, 2007 between Gevity HR, Inc. and James Hardee.

10.3	Offer Letter Agreement executed on August 3, 2007 between Gevity HR, Inc. and Garry Welsh.

10.4	Change in Control Severance Agreement executed on August 3, 2007 between Gevity HR, Inc. and Garry Welsh.